UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2012

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 De Guigne Drive

Sunnyvale, California 94085

(Address of principal executive offices) (Zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2012, Marc Aronson, Senior Vice President of Engineering of TeleNav, Inc., a Delaware corporation (the “Company”), announced his resignation from his position as an officer of the Company, effective August 28, 2012. Mr. Aronson’s resignation was not based on any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Aronson has agreed to provide consulting services to the Company under a Consulting Agreement (the “Agreement”) that is effective as of August 29, 2012 (the “Effective Date”). The term of the Agreement begins on the Effective Date and will terminate when one party gives the other party seven (7) days’ prior written notice of such termination, but not prior to September 30, 2012. The Agreement provides that Mr. Aronson will be available for up to ten (10) hours per month during the term of the Agreement; however, upon mutual agreement between the parties, Mr. Aronson may be available for additional hours. Under the Agreement, Mr. Aronson will receive a monthly consulting fee equal to $5,000 per month and an additional $250 for every hour that he provides services over the ten (10) hours per month. Additionally, the Agreement provides that any unvested equity awards held by Mr. Aronson will cease vesting as of September 30, 2012. Mr. Aronson’s vested options shall continue to be outstanding pursuant to the terms of the option agreements.

Y.C. Chao, Vice President of Research and Development, will assume the role of acting head of engineering while the Company conducts a search for a Senior Vice President of Engineering.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement referenced as Exhibit 10.27 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.27*	Consulting Agreement effective August 29, 2012 between TeleNav, Inc. and Marc Aronson

*	To be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: August 22, 2012	By:	/s/ Loren Hillberg
	Name:	Loren Hillberg
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.27*	Consulting Agreement effective August 29, 2012 between TeleNav, Inc. and Marc Aronson

*	To be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012